EXHIBIT 99.1 Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. This announcement is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy securities in the United States or in any other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Neither this announcement nor anything herein forms the basis for any contract or commitment whatsoever. Neither this announcement nor any copy hereof may be taken into or distributed in the United States. The securities referred to herein have not been and will not be registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration. No public offer of securities is to be made by the Company in the United States. (Incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Code: 5279, 5280) PROPOSED ISSUANCE OF NEW SERIES OF SENIOR NOTES AND BUSINESS UPDATE THE PROPOSED NOTES ISSUE The Company is pleased to announce that it proposes to conduct an offering of the Notes to Professional Investors. Completion of the proposed offering of the Notes is subject to market conditions and investor interest. Deutsche Bank AG, Singapore Branch has been appointed as the Sole Global Coordinator and Left Lead Bookrunner, Banco Nacional Ultramarino, S.A., Bank of China Limited, Macau Branch, Bank of Communications Co., Ltd. Macau Branch, BNP Paribas, BOCI Asia Limited, BofA Securities, Inc., DBS Bank Ltd., Industrial and Commercial Bank of China (Macau) Limited, J.P. Morgan Securities plc, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) have been appointed as Joint Bookrunners. Pricing of the Notes will be determined through a book building exercise to be conducted by the Sole Global Coordinator and the Joint Bookrunners. The Notes, if issued, will be repayable at maturity, unless earlier redeemed or repurchased pursuant to their terms. * For identification purposes only. 1

The aggregate principal amount, terms and conditions of the Notes have not been determined as at the date of this announcement. Upon finalization of the terms of the Notes, it is expected that the Initial Purchasers and the Company will enter into the Purchase Agreement. The Company will make a further announcement in respect of the proposed offering of the Notes if a binding agreement is signed. The Notes have not been and will not be registered under the Securities Act or the securities law of any other jurisdiction, and may be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, non-U.S. persons (as defined in Regulation S under the Securities Act) outside the United States in reliance on Regulation S under the Securities Act and professional investors as defined in Part 1 of Schedule 1 to the SFO (including those prescribed by rules made under Section 397 of the SFO), and in accordance with any other applicable laws. None of the Notes will be offered or sold to the public in Hong Kong and none of the Notes will be placed to any Connected Person of the Company. REASONS FOR THE PROPOSED ISSUE AND PROPOSED USE OF PROCEEDS If the Notes are issued, the Company intends to use the net proceeds from the proposed offering to facilitate the repayment of a portion of the amounts outstanding under the Wynn Macau Credit Facilities, and for general corporate purposes. The Board believes that there would be significant benefit to the Company in effecting the proposed issuance and using the net proceeds for the intended purpose as it would lead to a reduction in the secured indebtedness of the Group. LISTING The Company will seek a listing of the Notes on the Stock Exchange and has received an eligibility letter from the Stock Exchange for the listing of the Notes. Admission of the Notes to the Stock Exchange and quotation of the Notes on the Stock Exchange are not to be taken as an indication of the merits of the Company or the Notes. BUSINESS UPDATE The Company will provide certain information to potential Professional Investors of the Notes as part of the book building exercise. To ensure that all of the Company’s shareholders and potential investors have equal and timely access to the information pertaining to the Group, set forth below is the key information proposed to be disclosed by the Company to potential Professional Investors of the Notes: 2

Preliminary Fourth Quarter Information Based on preliminary financial information through 31 October 2019, the Group currently expects the total operating revenues of Wynn Resorts, Limited’s Macau operations to be in the range of US$421.6 million to US$430.2 million for the month ended 31 October 2019, compared to US$403.4 million for the month ended 31 October 2018. The Group also expects Adjusted Property EBITDA of Wynn Resorts, Limited’s Macau operations to be in the range of US$135.9 million to US$138.6 million for the month ended 31 October 2019, compared to US$113.4 million for the month ended 31 October 2018. The Group estimates table games win percentage positively impacted Adjusted Property EBITDA of Wynn Resorts, Limited’s Macau operations by approximately US$11 million for the month ended 31 October 2019 compared to a negative impact of approximately US$14 million for the comparable 2018 period. The Group is currently reconfiguring the West Casino at Wynn Macau. The enhanced space will consist of approximately 44 mass market table games, a refurbished high-limit slot area, two new restaurants and approximately 7,000 square feet of retail space, and will provide for improved pedestrian access from the boardwalk. The Group opened the enhanced gaming space to the public on 10 November 2019. The Group expects to open the new restaurants and new retail space at varying times in December 2019 and the first quarter of 2020. Additionally, the Group commenced the Encore Tower Refresh project in the second quarter of 2019 and it expects the project will be completed in December 2019. All 410 rooms in the tower will be refreshed to replace selected furniture and fixtures. The project also includes upgrades to the room control system, entry door system and selected lighting upgrades. As of 31 October 2019, it estimated the total project cost for the West Casino and the Encore Tower Refresh to be approximately US$133.0 million (HK$1.04 billion). The expected results discussed above are based on preliminary financial information from 1 October 2019 through 31 October 2019. Actual results could differ materially from the above expectations. October is traditionally one of the strongest months of the year for the Macau gaming market, as business in Macau generally benefits from considerable increases in visitors from the PRC due to the “Golden Week” holiday. Preliminary financial information for the months of November 2019 and December 2019 is not currently available, and there can be no assurance that the results for either of those months will not show a decline from the corresponding period in 2018 or the month of October 2019. Shareholders of the Company and investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not yet provided or available. This preliminary information is subject to the completion of the fourth quarter of 2019 and the preparation of the condensed consolidated financial statements as of and for the three months and year ending 31 December 2019, including the review of those financial statements by the Company’s internal accounting professionals and the Company’s audit committee as well as the audit by the Company’s independent auditors. 3

GENERAL As no binding agreement in relation to the proposed offering of Notes has been entered into as at the date of this announcement, the proposed offering of Notes may or may not materialize. Investors and shareholders of the Company are urged to exercise caution when dealing in the securities of the Company. DEFINITIONS In this announcement, unless otherwise indicated in the context, the following expressions have the meanings set out below: “Adjusted Property : net income (loss) before interest, income taxes, depreciation EBITDA” and amortization, litigation settlement expense, pre-opening expenses, property charges and other, management and license fees, corporate expenses and other, stock-based compensation, (loss) gain on extinguishment of debt, change in derivatives fair value, change in redemption note fair value and other non-operating income and expenses “Company” : Wynn Macau, Limited, a company incorporated in the Cayman Islands on 4 September 2009 as an exempted company with limited liability “Connected Person” : has the meaning ascribed to it under the Listing Rules “Encore Tower Refresh” : the Encore tower room refresh project commenced by the Group in the second quarter of 2019 “Group” : the Company and its subsidiaries, or any of them, and the businesses carried on by such subsidiaries “Hong Kong” : the Hong Kong Special Administrative Region of the People’s Republic of China “Initial Purchasers” : Deutsche Bank AG, Singapore Branch, Banco Nacional Ultramarino, S.A., Bank of China Limited, Macau Branch, Bank of Communications Co., Ltd. Macau Branch, BNP Paribas, BOCI Asia Limited, BofA Securities, Inc., DBS Bank Ltd., Industrial and Commercial Bank of China (Macau) Limited, J.P. Morgan Securities plc, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) “Listing Rules” : the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, as amended from time to time “Notes” : the USD-denominated senior notes to be issued by the Company 4

“PRC” : People’s Republic of China, excluding Hong Kong, Macau and Taiwan “Professional Investors” : (1) qualified institutional buyers within the meaning of Rule 144A under the Securities Act, (2) non-U.S. persons outside the United States as defined under Regulation S under the Securities Act, (3) for persons in Hong Kong, professional investors as defined in Part 1 of Schedule 1 to the SFO (including those prescribed by rules made under Section 397 of the SFO) and/or (4) for persons outside Hong Kong, a person to whom securities may be sold in accordance with a relevant exemption from public offer regulations in that jurisdiction “Purchase Agreement” : the agreement proposed to be entered into between the Initial Purchasers and the Company in relation to the issuance of the Notes “Securities Act” : the United States Securities Act of 1933, as amended “SFO” : the Securities and Futures Ordinance (Chapters 571 of the Laws of Hong Kong) “Sole Global Coordinator : Deutsche Bank AG, Singapore Branch and Left Lead Bookrunner” “Stock Exchange” : The Stock Exchange of Hong Kong Limited “table games win : amount of table games win divided by the amount of table percentage” drop and/or turnover “United States” : the United States of America “US$” or “USD” : United States dollars, the lawful currency of the United States 5

“Wynn Macau Credit : together, (i) the HK$17.97 billion (equivalent) fully-funded Facilities” senior term loan facility and (ii) the HK$5.85 billion (equivalent) senior revolving credit facilities extended to Wynn Resorts (Macau) S.A. on 30 September 2015 as subsequently amended from time to time and refinanced on 21 December 2018 By Order of the Board Wynn Macau, Limited Dr. Allan Zeman Chairman Hong Kong, 9 December 2019 As at the date of this announcement, the Board comprises Matthew O. Maddox and Ian Michael Coughlan (as Executive Directors); Linda Chen (as Executive Director and Vice Chairman); Craig S. Billings (as Non-Executive Director); Allan Zeman (as Independent Non-Executive Director and Chairman); and Jeffrey Kin-fung Lam, Bruce Rockowitz, Nicholas Sallnow-Smith and Leah Dawn Xiaowei Ye (as Independent Non-Executive Directors). 6